SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported)
                                December 8, 1999





                            TF FINANCIAL CORPORATION
---------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)




          Delaware                   0-24168           55-0720401
----------------------------   -----------------   -----------------
(State or other jurisdiction     (SEC File No.)      (IRS Employer
      of incorporation)                              Identification
                                                         Number)




3 Penns Trail, Newtown, Pennsylvania                    18940
-------------------------------------------        -----------------
(Address of principal executive offices)              (Zip Code)




Registrant's telephone number, including area code:(215) 579-4000
                                                  ------------------




                                 Not Applicable
--------------------------------------------------------------------
      (Former name or former address, if changed since last Report)

                            TF FINANCIAL CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.  Other Events
---------------------

         On December 8, 1999, the Registrant announced that it had completed the repurchase of 195,620 shares totaling approximately 6.4% of its outstanding common stock in the open market pursuant to a previously announced stock repurchase program and in a privately negotiated unsolicited block transaction. The Registrant currently has 2,852,274 shares of common stock outstanding.

         For further details, reference is made to the Press Release dated December 8, 1999, which is attached hereto as Exhibit 99 and incorporated herein by this reference.




Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
---------------------------------------------------------------

Exhibit 99 -- Press Release dated December 8, 1999.
----------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           TF FINANCIAL CORPORATION



                                                \s\John R. Stranford
                                           By:  --------------------------------
Date: December 8, 1999                          John R. Stranford
      ----------------                          President and Chief
                                                Executive Officer